UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FIFTH THIRD BANCORP

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FIFTH THIRD BANCORP 38 FOUNTAIN SQUARE PLAZA CINCINNATI, OHIO 45263
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You invested in FIFTH THIRD BANCORP and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 21, 2026.

Get informed before you vote

View the Notice of Meeting, Proxy Statement, and Proxy Card online OR you can request and receive a free paper or email copy of the material(s) if requested prior to April 7, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

  *Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of 16 members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2027:

Nominees:

1a.	Nicholas K. Akins	For

1b.	Priscilla Almodovar	For

1c.	B. Evan Bayh, III	For

1d.	Jorge L. Benitez	For

1e.	Katherine B. Blackburn	For

1f.	Linda W. Clement-Holmes	For

1g.	C. Bryan Daniels	For

1h.	Laurent Desmangles	For

1i.	Mitchell S. Feiger	For

1j.	Gary R. Heminger	For

1k.	Derek J. Kerr	For

1l.	Eileen A. Mallesch	For

1m.	Kathleen A. Rogers	For

1n.	Barbara R. Smith	For

1o.	Timothy N. Spence	For

1p.	Michael G. Van de Ven	For

2.	Ratification of the appointment of Deloitte & Touche LLP to serve as the independent external audit firm for the Company for the year 2026.	For

3.	An advisory vote on approval of the Company’s compensation of its named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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